Exhibit 10.1

Fourth AMENDMENT TO

ACTINIUM PHARMACEUTICALS, INC. 2019 Stock PLAN

This Fourth Amendment to Actinium Pharmaceuticals, Inc. 2019 Stock Plan (this “Amendment”), effective as of December 30, 2022, is made and entered into by Actinium Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Actinium Pharmaceuticals, Inc. 2019 Stock Plan (the “Original Plan”), as amended by those certain Amendments to Actinium Pharmaceuticals, Inc. 2019 Stock Plan, effective as of November 18, 2020, November 9, 2021, and August 10, 2022 (collectively with the Original Plan, the “Plan”).

RECITALS

WHEREAS, Section 16(a) of the Plan provides that the Board may amend, alter, suspend, or discontinue the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Section 3 of the Plan by an additional 3,500,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Section 16(a) of the Plan, the Company hereby amends the Plan as follows:

1. Section 3 of the Plan is hereby amended by deleting the first sentence of said section in its entirety and substituting in lieu thereof the following new sentence:

Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares reserved for issuance to Participants under the Plan is 9,333,333, and the maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options is 9,333,333.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

ACTINIUM PHARMACEUTICALS, INC.

By:	/s/ Sandesh Seth
Name:	Sandesh Seth
Title:	Chairman and Chief Executive Officer